UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

BTCS Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55141	90-1096644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 N Moore St, Suite 700 Arlington, VA	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 764-1084

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 8, 2016, BTCS Digital Manufacturing (“DM”), a wholly owned subsidiary of BTCS Inc. (the “BTCS”) discovered that its facility in North Carolina was broken into and certain of its equipment and approximately 165 Bitmain transaction verification servers leased from CSC Leasing Company were stolen. The value of the stolen equipment owned by BTCS does not appear to be material. BTCS has reported the theft to local authorities as well its insurance company regarding next steps.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTCS INC.

Dated: August 11, 2016	By:	/s/ Charles W. Allen
Charles W. Allen
Chief Executive Officer